Licensed Intellectual Property	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Licensed Intellectual Property	Licensed Intellectual Property
UM 5050
The Company in-licenses the intellectual property used in its glaucoma product, SBI-100 OE, from the University of Mississippi under an "all fields of use" license. The license grants the Company an exclusive, perpetual license, including, with the prior written consent of UM, not to be unreasonably withheld, the right to sublicense.
The License Agreement provides for an annual maintenance fee of $75,000 payable on the anniversary of the effective date. The remaining milestone payments under the license are as follows:
(i)$200,000 paid within 30 days following the first submission of an Investigational New Drug Application (“NDA”), or an equivalent application to a regulatory agency anywhere in the world, for each product that is administered in a different route of administration from that of the early submitted product(s); and
(ii)$400,000 paid within 30 days following the approval of an NDA, or an equivalent application to a regulatory agency anywhere in the world, for each product that is administered in a different route of administration from that of the early approved product(s).
The royalty percentage due on net sales under each License Agreement is in the mid-single digits. The Company must also pay to UM a portion of all licensing fees received from any sublicensees, subject to a minimum royalty on net sales, and the Company is required to reimburse patent costs incurred by UM related to the licensed products. The royalty obligations apply by country and by licensed product, and end upon the later of the date that no valid claim of a licensed patent covers a licensed product in a given country, or ten years after the first commercial sale of such licensed product in such country.
Each License Agreement continues, unless terminated, until the later of the expiration of the last to expire of the patents or patent applications within the licensed technology or the expiration of the Company’s payment obligations under such License Agreement.
In July 2022, the Company paid $100,000 upon submitting its Investigational New Drug Application to the Food and Drug Administration for authorization to conduct the Company's Phase 1 trial of SBI-100 OE to the Therapeutic Goods Administration in Australia.
UM 5070 and 8930 License Agreements
Until January 8, 2022 and January 30, 2024, the Company licensed UM 5070 and UM 8930, respectively. Under these agreements, the Company was required to pay annual maintenance fees and certain milestones. However, after further evaluation, both licenses were terminated.
Tautomer Exclusive License Agreement
On November 30, 2023, the Company provided Tautomer Bioscience, (Pty) Limited (“Tautomer”). with an exclusive license to develop and commercialize SBI-100 as a novel suppository formulation in the territory of the countries of the continent of Africa for chronic intractable pain and other indications in South Africa and the rest of Africa (the "Territory"). Under the terms of the agreement, Tautomer is responsible for all formulation, preclinical and clinical development, drug product manufacturing and regulatory costs. The Company is entitled to receive from
Tautomer milestone payments upon achievement of certain development, regulatory and commercial events of up to $11,350,000 and tiered double-digit royalties on net product sales in the Territory. Additionally, the Company will be paid cost plus 20% mark-up for all development work, including the supply of SBI-100. We have retained certain rights and options to obtain rights to the future use of new jointly developed intellectual property and other intellectual property owned or controlled by Tautomer related to SBI-100.